UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

DCB FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

The Delaware County Bank and Trust Company (the “Bank”), a wholly-owned bank subsidiary of DCB Financial Corp (the “Company”), has entered into a transaction, the effect of which is to sell and simultaneously lease back property it owns at 110 Riverbend Avenue, Lewis Center, Ohio that serves as, among other things, the corporate headquarters of the Bank and the Company (the “Property”). The transaction will be accomplished pursuant to the Agreement of Purchase and Sale, dated as of August 28, 2015, between United Trust Fund Limited Partnership, as Buyer (“UTF”), and the Bank, as Seller (the “Purchase Agreement”). The Purchase Agreement provides for the sale by the Bank to UTF of 100% of the membership interests of 110 Riverbend, LLC (the “Property Owner”), a wholly-owned subsidiary of the Bank that is the fee simple owner of the Property, for an aggregate purchase price of $8,230,000.

Upon closing of the transaction, the Bank and the Property Owner will enter into a lease for the Property with a fifteen year term, with the Bank having the option to extend the term of the lease for two additional periods of ten years each. Additionally, the Bank will have a right of first refusal to purchase the Property at any time after the first thirty-six (36) months of the lease term.

The closing of the transaction is expected to occur in the fourth quarter of 2015 and is subject to regulatory approval and customary closing conditions, including title insurance and other requirements.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 2, 2015, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement of Purchase and Sale, dated as of August 28, 2015, between United Trust Fund Limited Partnership, as Buyer (“UTF”), and The Delaware County Bank and Trust Company, as Seller.

99.1+	Press Release of DCB Financial Corp dated September 2, 2015.

*	Filed herewith.

+	“Furnished” (not filed) as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCB FINANCIAL CORP

Date: September 3, 2015	By:	/s/ J. Daniel Mohr
J. Daniel Mohr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement of Purchase and Sale, dated as of August 28, 2015, between United Trust Fund Limited Partnership, as Buyer (“UTF”), and The Delaware County Bank and Trust Company, as Seller.

99.1+	Press Release of DCB Financial Corp dated September 2, 2015.

*	Filed herewith.

+	“Furnished” (not filed) as part of this Current Report on Form 8-K.